As filed with the Securities and Exchange Commission on December 9, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer, Esq.
c/o Paul, Hastings, Janofsky & Walker, LLP
515 South Flower, 23rd Floor
Los Angeles, CA 90071
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2005

Date of reporting period: September 30, 2005

Item 1. Report to Stockholders.

Brandes Institutional International Equity Fund

Dear Shareholder:

The Brandes Institutional International Equity Fund gained 18.0% during the 11 months ending September 30, 2005. The Fund’s returns trailed the MSCI EAFE Index, which was up 21.7% over the same period.

Note: The Fund’s Board of Directors changed the Fund’s annual reporting date from October 31 to September 30. Thus, this year’s annual report covers the 11-month period ending September 30, 2005. Next year’s report will address developments for the 12 months ending September 30, 2006.

We begin this letter with an overview of the international equity market environment over the past 11 months. Then we examine the country-, industry-, and stock-specific factors that affected the Fund’s performance. Finally, we review our investment philosophy and our strategy for the Fund.

Market Overview

In general, stocks in non-U.S. markets, spurred by gains in Japan, climbed during the 11-month period ending September 30, 2005. The MSCI Japan Index was up 23.0%. Stocks in Europe tended to post solid gains, as well. The MSCI Europe Index advanced 15.8%.

Earlier this year in Japan, first-quarter economic growth was revised downward, but still showed a strong annualized rate of 4.9%. The country’s jobless rate fell to its lowest level in more than six years, consumer prices fell, and rising wages triggered increased consumer spending. The Bank of Japan held monetary policy steady. Second-quarter GDP figures were revised upward, doubling earlier growth estimates. The revised figures marked the third consecutive quarter of growth for the country and came on the heels of Prime Minister Junichiro Koizumi’s landslide victory in early September. According to the Ministry of Land, Infrastructure and Transport, Tokyo property value rose for the first time in 15 years.

In Europe, the European Central Bank (ECB) kept interest rates at 2.0% throughout the period as business confidence fell, job concerns rose, and household spending slowed. The ECB has kept rates at 2.0% for more than two years. The euro fell to an eight-month low after voters in France and the Netherlands rejected a proposed constitution for the European Union (EU) during the second quarter. High unemployment tended to remain a concern in several European countries. For example, in France the unemployment rate reached a five-year high during the period, while Germany’s unemployment rate was close to a post-World War II high.

Brandes Institutional International Equity Fund

Late in the period, stocks in European markets tended to advance as consumer confidence strengthened, industrial output increased, and the ECB kept interest rates steady. In the United Kingdom, the Bank of England cut interest rates in August for the first time in more than two years, lowering its key rate to 4.5% from 4.75%. Unemployment in the United Kingdom increased for the seventh consecutive month in September, while average earnings for U.K. employees rose modestly.

Rising oil prices during much of the period triggered inflationary concerns. In the United Kingdom, for example, inflation in July grew at its fastest rate in at least eight years. Late in the period, the ECB downgraded its growth outlook and raised its inflation forecast for the euro zone, underscoring the growing effect of high oil prices, and warned it won’t hesitate to raise interest rates if energy costs spark broader price increases.

Among emerging markets, stocks tended to post significant gains. The MSCI EM Index was up 39.0% during the period. Generally, evidence of falling unemployment, diminished inflation worries, and lower interest rates accompanied gains. Brazil’s Central Bank cut its inflation forecast for 2005 to 5% from 5.8%. The Central Bank also cut interest rates in September, its first cut in 17 months. South Korea’s unemployment rate fell in August for the first time in five months. The country’s Korea Composite Stock Price Index or Kospi, eclipsed a previous record high set in November 1994.

Please note that we share comments on international markets purely to provide a contextual background for a discussion of specific aspects of the Fund’s performance during the period. We pay virtually no attention to macroeconomic factors when making purchase and sell decisions. Instead, we focus on company-specific fundamental analysis.

Fund Specifics

Returns for the Fund benefited from gains for holdings in the commercial banking, insurance, and food products industries. Among the better-performing holdings in these industries were Mitsubishi Tokyo Financial (Japan—commercial banking), Aegon (Netherlands—insurance), and Nestle (Switzerland—food products). Other top-performing holdings included Japan Tobacco (Japan—tobacco), DaimlerChrysler (Germany—automobiles), and Volkswagen (Germany—automobiles).

Among countries, holdings in Japan, Germany, and the Netherlands tended to post the best returns. In addition to holdings already mentioned, other positions from these countries delivering solid gains included Sumitomo Mitsui Financial Group (Japan—commercial banking), Unilever (Netherlands—food products), and Commerzbank (Germany—commercial banking).

Brandes Institutional International Equity Fund

During the period, our company-specific research and analysis dictated a number of changes. We sold a number of holdings as their prices climbed toward our estimates of their underlying values, including Cemex (Mexico—construction materials) and Banco Bilbao Viz Argentaria (Spain—commercial banking). We took advantage of rising oil prices, which contributed to gains for a number of energy-related companies, and sold the following holdings in the oil, gas & consumable fuels industry: Lukoil (Russia), Petrobras (Brazil), and Nippon Oil (Japan). As prices for oil climbed, a number of oil companies exhibited returns on capital in excess of 20-30%. However, we did not believe such returns on capital were sustainable over the long term.

We invested the proceeds from these sales in companies that we believe offer a greater margin of safety—or a large difference between our estimate of their underlying value and their current stock price. Among the companies we purchased in the period were: LG Electronics (South Korea—household durables), ST Microelectronics (Netherlands—semiconductors & semiconductor equipment), and Sony (Japan—household durables).

As a result of our company-specific purchases and sells, the composition of the Fund shifted slightly. The sale of a number of U.K. holdings reduced the Fund’s weighting in the United Kingdom. Conversely, purchases (as well as appreciation) within Germany and the Netherlands lifted exposure here. The Fund retains its greatest country weighting in Japan. On an industry basis, the Fund’s most substantial weightings remain in diversified telecom services and commercial banking.

Current Strategy

While we monitor short-term developments in international equity markets, our investment philosophy focuses on company-by-company analysis with a long-term perspective. In all market environments, we search for and look to hold fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy will provide patient investors with favorable results. We appreciate your continued confidence.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Brandes Institutional International Equity Fund

Mutual Fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The MSCI Europe IndexSM is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The MSCI Japan IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Japan. One cannot invest directly in an index.

Return on capital is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations.

This report is intended for shareholders of the Fund and must be preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC. (11/05)

Brandes Institutional International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund from its inception (January 2, 1997) to September 30, 2005 as compared with the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return Period Ended September 30, 2005
			Since
	One	Five	Inception
	Year	Years	(1/2/97)

Brandes Institutional International Equity Fund	23.76%	8.13%	14.35%
Morgan Stanley Capital International EAFE Index	25.79%	3.16%	5.60%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses. Currently, the expense level limit has not been exceeded.

Brandes Institutional International Equity Fund

Expense Example (Unaudited)

As shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/05	Ending Account Value 9/30/05	Expenses Paid During Period*
Based on Actual Return	$1,000.00	$1,080.50	$5.95
Based on Hypothetical 5% return	$1,000.00	$1,019.35	$5.77

*Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (183), then divided by the number of days in the fiscal year (365).

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2005

	Shares	Value
COMMON STOCKS: 98.9%

Austria: 0.7%
Telekom Austria AG	253,400	$5,043,847

Belgium: 0.9%
InBev	147,300	5,830,260

Brazil: 1.8%
Centrais Electricas Brasileiras S.A.	785,130	7,875,482
Contax Participacoes S.A., ADR*	115,700	71,873
Tele Centro Oeste Celular Participacoes S.A., ADR	17,172	155,578
Tele Leste Celular Participacoes S.A.* (1)	1,330	8,831
Telecomunicacoes Brasileiras S.A., ADR	115,700	3,749,837
Telesp Celular Participacoes S.A., ADR	16,223	63,432
TIM Participacoes S.A.	10,714	199,066
		12,124,099
Canada: 1.6%
Bombardier, Inc. - Class B (1)	1,755,800	4,338,668
Nortel Networks Corp.*	2,000,000	6,520,000
		10,858,668
France: 7.1%
Alcatel S.A.*	1,113,600	14,839,740
Carrefour S.A.	157,700	7,260,406
France Telecom S.A.	326,500	9,377,236
France Telecom S.A.**	61,200	1,757,693
Regie Natl. Usines Renault (1)	58,849	5,577,282
Sanofi-Aventis S.A.	103,868	8,562,157
		47,374,514
Germany: 13.1%
Bayerische Hypo Vereinsbank AG*	298,300	8,409,461
Bayerische Hypo Vereinsbank AG**	119,320	3,363,785
Commerzbank AG	333,000	9,091,330
DaimlerChrysler AG	314,000	16,669,374

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2005 - (Continued)

	Shares	Value
Germany, continued
Deutsche Telekom AG	841,100	$15,315,487
Heidelberger Druckmaschinen**	144,300	4,947,899
Hypo Real Estate Holding AG	74,575	3,772,418
Muenchener Rueckversicherungs AG	80,800	9,231,925
Schering AG	62,416	3,948,562
Volkswagen AG (1)	213,900	13,171,586
		87,921,827
Italy: 2.4%
Banca Intesa SpA	1,652,950	7,708,482
Telecom Italia SpA	2,704,074	8,797,173
		16,505,655

Japan: 25.9%
Astellas Pharma, Inc.	125,500	4,719,998
Daiichi Sankyo Co., Ltd.	492,502	10,085,591
Eisai Co., Ltd. (1)	139,400	5,954,904
Fuji Photo Film Co., Ltd.	250,000	8,235,346
Hitachi, Ltd.	1,968,800	12,468,113
Japan Tobacco, Inc.	809	12,754,745
Matsushita Electric Industrial Co., Ltd.	325,000	5,504,690
Millea Holdings Inc. Tokyo	761	12,199,058
Mitsubishi Heavy Industries, Ltd.	4,066,000	14,396,723
Mitsubishi Tokyo Financial Group, Inc. (1)	1,408	18,478,179
Mitsui Sumitomo Insurance Co., Ltd.	1,052,000	12,175,347
Nippon Telegraph & Telephone Corp.	3,307	16,253,191
Ono Pharmaceutical Co.	87,000	4,053,640
Rohm Co., Ltd.	38,200	3,314,132
Sony Corp.	352,800	11,590,646
Sumitomo Mitsui Financial Group, Inc.	1,449	13,655,965
Taisho Pharmaceutical Co., Ltd. (1)	170,000	3,062,051
TDK Corp.	61,200	4,360,840
		173,263,159

See accompanying Notes to Financial Statements.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2005 - (Continued)
	Shares	Value

Mexico: 1.3%
Telefonos de Mexico S.A.—Class L, ADR	397,680	$8,458,654

Netherlands: 11.9%
Aegon N.V.	885,640	13,154,716
Akzo Nobel N.V.	268,200	11,699,401
Heineken N.V. (1)	112,125	3,601,917
ING Groep N.V.	131,444	3,917,413
Koninklijke Ahold N.V.*	1,368,400	10,351,923
Koninklijke Ahold N.V.**	205,466	1,554,347
STMicroelectronics N.V.	760,000	13,080,084
Unilever N.V.	229,468	16,324,286
Wolters Kluwer N.V.	323,061	6,014,684
		79,698,771
New Zealand: 1.1%
Telecom New Zealand, Ltd. (1)	1,703,657	7,108,444

Portugal: 1.1%
Portugal Telecom S.A.	798,117	7,295,205

Singapore: 2.7%
DBS Group Holdings, Ltd.	916,069	8,555,826
Jardine Matheson Holdings, Ltd.	253,490	4,334,679
Overseas Chinese Banking Corp., Ltd.	1,485,600	5,488,562
		18,379,067

South Korea: 4.8%
Korea Electric Power Corp., ADR (1)	553,200	9,797,172
KT Corp., ADR(1)	350,100	7,877,250
LG Electronics, Inc.	212,000	14,201,054
		31,875,476
Spain: 3.2%
Banco Bilbao Vizcaya S.A.	291,500	5,115,065
Banco Santander Central Hispano S.A.	364,900	4,796,797
Telefonica S.A.	689,201	11,289,646
		21,201,508

See accompanying Notes to Financial Statements.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2005 - (Continued)
	Shares	Value

Switzerland: 6.2%
Nestle S.A.	91,700	$26,877,770
Swisscom AG	23,800	7,785,778
Zurich Financial Services AG	41,926	7,149,517
		41,813,065
United Kingdom: 12.6%
BAE Systems Plc	544,200	3,299,082
BT Group Plc	3,006,712	11,793,464
Corus Group Plc	2,163,000	1,965,946
Corus Group Plc**	3,596,650	3,268,987
GlaxoSmithKline Plc	590,100	15,017,536
Invensys Plc*	3,491,359	893,450
Invensys Plc**	5,727,389	1,465,658
J Sainsbury Plc	1,644,112	8,110,003
Marks & Spencer Group Plc	1,402,419	9,275,284
Royal & Sun Alliance Insurance Group Plc	1,009,000	1,727,311
Royal & Sun Alliance Insurance Group Plc**	1,009,000	1,727,311
Unilever PLC	917,200	9,582,825
Wm. Morrison Supermarkets Plc	5,089,807	15,966,831
		84,093,688

Venezuela: 0.5%
Cia Anonima Nacional Telefonos de Venezuela, ADR	236,675	3,320,550

TOTAL COMMON STOCKS (cost $555,443,757)		662,166,457

SHORT-TERM INVESTMENT: 1.6%	Principal Amount
Repurchase Agreement: 1.6%
Investors Bank & Trust Co., Repurchase Agreement, 2.75%, dated 09/30/2005, due 10/03/2005 [collateralized by $11,054,556 FNCO FN333918, 4.01%, due 12/01/35; FHR 2684, 4.27%, due 01/15/33; SBA #506097, 6.13%, due 01/25/28 (Market Value $11,415,071)] (proceeds $10,873,988)	$10,871,496	10,871,496

TOTAL SHORT-TERM INVESTMENT (cost $10,871,496)		10,871,496

See accompanying Notes to Financial Statements.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2005 - (Continued)
	Principal Amount	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 9.9%
Commercial Paper - 1.0%
Grampian Funding, LLC, 3.76%, due 10/20/05 (cost $6,822,917)	$6,822,917	$6,822,917

Demand Notes - 5.3%
Barclays, 3.71%, due 10/14/05	5,000,000	5,000,000
BNP Paribas, 3.75%, due 10/28/05	5,000,000	5,000,000
Citigroup, 3.63%, due 10/31/05	1,000,000	1,000,000
Deutsche Bank, 3.75%, due 10/17/05	5,000,000	5,000,000
Goldman Sachs Group, Inc., 3.94%, due 11/07/05	1,000,000	1,000,000
Svenska Handlebanken, 3.88%, due 10/03/05	8,461,514	8,461,514
The Bank of the West, 3.76%, due 10/28/05	5,000,000	5,000,000
Wachovia Bank NA, 3.76%, due 10/25/05	5,000,000	5,000,000
Total Demand Notes (cost $35,461,514)		35,461,514

Mutual Funds - 0.3%
BGI Institutional Money Market Fund (cost $2,000,000)	2,000,000	2,000,000

Repurchase Agreements - 3.3%
Credit Suisse First Boston Corp. (Dated 9/30/05), 3.98%, due 10/03/05, (Repurchased proceeds $2,783,891); Collateralized by $2,832,666 in various corporate bonds and commerical papers with interest ranges of 3.25% to 9.13% and maturity date ranges of 2/15/06 to 3/1/43	2,729,305	2,729,305
Goldman Sachs Group, Inc. (Dated 9/30/05), 3.98%, due 10/03/05, (Repurchased proceeds $4,993,236); Collateralized by $4,993,236 in various corporate bonds and commerical papers with interest ranges of 3.00% to 8.30% and maturity date ranges of 2/15/06 to 8/1/37	4,895,329	4,895,329
Lehman Brothers Triparty Agreement (Dated 9/30/05), 3.98%, due 10/03/05, (Repurchased proceeds $5,100,000); Collateralized by $5,508,127 in various corporate bonds and commerical papers with interest ranges of 4.59% to 8.88% and maturity date ranges of 12/15/06 to 8/19/65	5,000,000	5,000,000

See accompanying Notes to Financial Statements.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2005 - (Continued)
	Principal
	Amount	Value
Repurchase Agreements, continued
Merrill Lynch & Co. (Dated 9/30/05), 3.98%, due 10/03/05, (Repurchased proceeds $5,057,502); Collateralized by $5,102,200 in various corporate bonds and commerical papers with interest ranges of 0.00% to 9.86% and maturity date ranges of 12/15/05 to 8/19/65	$4,958,335	$4,958,335
Morgan Stanley Dean Witter & Co. (Dated 9/30/05), 4.04%, due 10/03/05, (Repurchased proceeds $4,688,749); Collateralized by $4,712,777 in various corporate bonds and commerical papers with interest ranges of 0.00% to 8.60% and maturity date ranges of 6/5/06 to 10/26/29	4,596,813	4,596,813

Total Repurchase Agreements (cost $22,179,782)		22,179,782

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (cost $66,464,213)		66,464,213

TOTAL INVESTMENTS IN SECURITIES (cost $632,779,466): 110.4%		739,502,166
Liabilities in excess of Other Assets: (10.4)%		(69,614,024)
NET ASSETS: 100.0%		$669,888,142

_____________
*	Non-income producing security.
**
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the "Act") or was aquired in a private placement, and, unless registered under the Act, may only be sold to "qualified institutional buyers" (as defined in the "Act" or pursuant to another exemption from registration.)

ADR	American Depositary Receipt
(1)	This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $62,569,639 at September 30, 2005.

See accompanying Notes to Financial Statements.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2005
Industry	Percentage
Aerospace & Defense	1.1%
Automobiles	5.3%
Beverages	1.4%
Chemicals	1.8%
Commercial Banks	12.6%
Communications Equipment	3.2%
Diversified Financial Services	1.2%
Diversified Telecommunication Services	18.7%
Electric Utilities	2.6%
Electronic Components & Equipment	2.5%
Food & Staples Retailing	6.5%
Food Products	7.9%
Household Durables	4.7%
Insurance	8.6%
Leisure Equipment & Products	1.2%
Machinery	3.2%
Media	0.9%
Metals and Mining	0.8%
Multiline Retail	1.4%
Pharmaceuticals	8.3%
Semiconductors & Semiconductor Equipment	2.4%
Thrifts & Mortgage Finance	0.6%
Tobacco	1.9%
Wireless Telecom	0.1%
TOTAL COMMON STOCK	98.9%
SHORT-TERM INVESTMENTS(1)	11.5%
TOTAL INVESMENTS IN SECURITIES	110.4%
Liabilities in excess of Other Assets	(10.4)%
NET ASSETS	100.0%

(1) Includes investments purchased with cash proceeds from securities from securities lending.

 Brandes Institutional International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2005
ASSETS
Investments in securities, at cost	$632,779,466

Investments in securities, at value (including $62,569,639 of securities loaned) (Note 2)	$739,502,166
Receivables:
Securities sold	5,256,601
Fund shares sold	396,525
Dividends and interest	1,106,322
Tax reclaims	315,576
Prepaid expenses and other assets	9,541
Total assets	746,586,731
LIABILITIES
Foreign currency overdraft, at value (cost of $3,130,550)	3,133,475
Payment upon return of securities loaned	66,464,213
Payables:
Securities purchased	1,041,513
Fund shares redeemed	5,370,447
Due to advisor	541,840
Due to administrator	39,743
Due to trustees	93
Accrued expenses	107,265
Total liabilities	76,698,589
NET ASSETS	$669,888,142

Net asset value, offering and redemption price per share
($669,888,142 / 30,063,209 shares outstanding; unlimited shares authorized without par value)	$22.28
COMPONENTS OF NET ASSETS
Paid-in capital	$517,160,541
Undistributed net investment income	7,213,014
Accumulated net realized gain on investments and foreign currency	38,810,879
Net unrealized appreciation (depreciation) on:
Investments	106,722,700
Foreign currency	(18,992)
Net assets	$669,888,142

See accompanying Notes to Financial Statements.

 Brandes Institutional International Equity Fund

STATEMENT OF OPERATIONS

	November 1, 2004
	through
	September 30, 2005	Year Ended
	(Note 1)	October 31, 2004
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $1,789,053 and $1,362,756)	$14,305,892	$10,537,794
Interest	172,022	42,473
Income from securities lending	37,815	31,032
Miscellaneous income	1,386	179,624
Total income	14,517,115	10,790,923
Expenses
Advisory fees (Note 3)	5,650,625	4,493,377
Administration fees (Note 3)	219,752	204,505
Custody fees	201,137	165,801
Legal fees	55,555	53,129
Transfer agent fees	43,848	50,130
Accounting fees	46,473	40,949
Printing fees	41,773	35,672
Trustee fees	55,614	26,652
Registration expense	26,380	22,703
Insurance expense	15,877	21,068
Auditing fees	23,013	16,613
Miscellaneous	23,282	7,860
Total expenses	6,403,329	5,138,459
Add: Expenses recouped	—	199,584
Net expenses	6,403,329	5,338,043
Net investment income	8,113,786	5,452,880
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	38,824,959	30,121,263
Foreign currency transactions	(143,324)	(8,949)
Net realized gain	38,681,635	30,112,314
Net unrealized appreciation (depreciation) on:
Investments	52,018,176	59,062,401
Foreign currency transactions	(50,878)	22,287
Net unrealized appreciation	51,967,298	59,084,688
Net realized and unrealized gain on investments and foreign currency transactions	90,648,933	89,197,002
Net increase in net assets resulting from operations	$98,762,719	$94,649,882

See accompanying Notes to Financial Statements.

Brandes Institutional International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	November 1, 2004
	through
	September 30, 2005	Year Ended	Year Ended
	(Note 1)	October 31, 2004	October 31, 2003
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$8,113,786	$5,452,880	$2,956,266
Net realized gain (loss) on:
Investments	38,824,959	30,121,263	(8,353,654)
Foreign currency transactions	(143,324)	(8,949)	20,870
Net unrealized appreciation (depreciation) on:
Investments	52,018,176	59,062,401	92,498,728
Foreign currency transactions	(50,878)	22,287	3,646
Net increase in net assets resulting from operations	98,762,719	94,649,882	87,125,856

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,085,209)	(2,978,184)	(3,421,125)
From net realized gains	(21,781,688)	—	(8,176,188)
Decrease in net assets from distributions	(27,866,897)	(2,978,184)	(11,597,313)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	210,558,307	306,148,758	353,962,880
Net asset value of shares issued on reinvestment of distributions	27,589,130	2,933,981	11,369,896
Cost of shares redeemed	(167,735,690)	(224,534,599)	(325,343,091)
Net increase from capital share transactions	70,411,747	84,548,140	39,989,685
Total increase in net assets	141,307,569	176,219,838	115,518,228

NET ASSETS
Beginning of period	528,580,573	352,360,735	236,842,507
End of period	$669,888,142	$528,580,573	$352,360,735
Undistributed net investment income	$7,213,014	$5,442,596	$2,976,849

CAPITAL SHARE ACTIVITY
Shares sold	10,151,968	17,125,654	26,399,290
Shares issued on reinvestment of distributions	1,359,070	174,227	941,217
Shares redeemed	(8,106,593)	(12,632,231)	(24,368,348)
Net increase in shares outstanding	3,404,445	4,667,650	2,972,159

See accompanying Notes to Financial Statements.

Brandes Institutional International Equity Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	November 1, 2004
	through		Year Ended October 31,
	September 30, 2005 #		2004	2003	2002	2001	2000
Net asset value, beginning of period	$19.83		$16.02	$12.45	$15.12	$22.34	$19.84

Income from investment operations:
Net investment income	0.26		0.20	0.14	0.19	0.22	0.34
Net realized and unrealized gain (loss) on investments	3.20		3.74	4.04	(1.89)	(2.77)	3.99
Total from investment operations	3.46		3.94	4.18	(1.70)	(2.55)	4.33

Less distributions:
From net investment income	(0.22)		(0.13)	(0.18)	(0.23)	(0.32)	(0.20)
From net realized gain	(0.79)		—	(0.43)	(0.74)	(4.35)	(1.63)
Total distributions	(1.01)		(0.13)	(0.61)	(0.97)	(4.67)	(1.83)
Net asset value, end of period	$22.28		$19.83	$16.02	$12.45	$15.12	$22.34
Total return	17.95%	(1)	24.75%	35.16%	(12.23)%	(14.76)%	22.84%

Ratios/supplemental data:
Net assets, end of period (millions)	$669.9		$528.6	$352.4	$236.8	$299.8	$326.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.14%	(2)	1.14%	1.19%	1.18%	1.16%	1.18%
After fees waived and expenses absorbed or recouped	1.14%	(2)	1.18%	1.20%	1.20%	1.20%	1.19%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.44%	(2)	1.25%	1.12%	1.25%	1.39%	1.65%
After fees waived and expenses absorbed or recouped	1.44%	(2)	1.21%	1.11%	1.23%	1.35%	1.64%
Portfolio turnover rate	20.92%	(1)	26.71%	26.19%	44.61%	32.07%	42.03%

(1)	Not Annualized.
(2)	Annualized.
#	In 2005, the Fund changed its fiscal year end from October to September (Note 1).

See accompanying Notes to Financial Statements.

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Brandes Institutional International Equity Fund (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation. During 2005, the Board of Trustees of the Trust approved changing the Fund’s fiscal year-end from October 31 to September 30.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS - (Continued)

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS - (Continued)

C.
Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

D.
Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

E.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis.

F.
Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

G.
Concentration of Risk. As of September 30, 2005, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund’s net assets. It is the Trust’s policy to continuously monitor these off-balance sheet risks.

H.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.
Securities Lending. The Fund may lend its portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 106% of the market value of the loaned securities. As of September 30, 2005, the market value of securities loaned was $62,569,639 and the Fund received $66,464,213 of cash collateral for the loan.

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS - (Continued)

J.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2005, the Fund decreased undistributed net investment income by $258,159, increased accumulated net realized gain by $143,323, and increased paid-in capital by $114,836 due to certain permanent book and tax differences.

K.
Indemnification Obligations. Under the Fund's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2004, the Fund incurred $4,493,377 in advisory fees. For the period November 1, 2004 through September 30, 2005, the Fund incurred $5,650,625 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its ratio of expenses to average net assets will not exceed 1.20%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap will be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended October 31, 2004, the Advisor recouped $199,584 from the Fund. For the period November 1, 2004 through September 30, 2005, there was no cumulative unreimbursed amount paid and/or waived by the Advisor.

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS - (Continued)

U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses; and reviews the Fund’s expense accruals. Effective March 31, 2005, for its services, the Administrator receives an annual fee at the rate of 0.04% of average daily net assets for the first $500 million in net assets and 0.02% in excess of $500 million of the Fund’s average daily net assets, subject to a minimum of $50,000 per annum. Prior to March 31, 2005, the Administrator received an annual fee at the rate of 0.05% of average daily net assets for the first $250 million in net assets, 0.04% of average daily net assets for the next $250 million in net assets and 0.03% in excess of $500 million of the Fund’s average daily net assets, subject to a minimum of $40,000 per annum. For the year ended October 31, 2004, the Fund incurred $204,505 in such fees. For the period November 1, 2004 through September 30, 2005, the Fund incurred $219,752 in such fees.

Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers and/or Trustees of the Advisor and Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows:

	November 1, 2004 through September 30, 2005	Year ended October 31, 2004
Purchases	$185,942,006	$195,667,050
Sales	125,191,111	117,557,302

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS - (Continued)

NOTE 5 - DISTRIBUTION TO SHAREHOLDERS

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

The components of distributable earnings on a tax basis for the periods ended September 30, 2005 and October 31, 2004 were as follows:

	November 1, 2004 through September 30, 2005	Year ended October 31, 2004
Cost of investments for tax purposes	$632,779,466	$495,454,433
Gross tax unrealized appreciation	$133,895,655	$90,965,160
Gross tax unrealized depreciation	(27,172,955)	(36,260,636)
Net tax unrealized appreciation on investments	106,722,700	54,704,524
Undistributed ordinary income	16,540,287	5,442,596
Net tax unrealized appreciation (depreciation) on foreign currency	(18,992)	31,886
Undistributed long-term capital gains	29,483,606	21,767,609

The tax composition of dividends for the periods ended September 30, 2005 and October 31, 2004 were as follows:

	Ordinary Income Total	Income Per Share	Long Term Capital Gains Total	Long Term Capital Gains Per Share
2005	$6,085,209	$0.22	$21,781,688	$0.79
2004	$2,978,184	$0.13	$—	$—

NOTE 6 - PROXY VOTING PROCEDURES (Unaudited)

The Advisor of the Fund votes proxies relating to the Fund’s portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS - (Continued)

NOTE 7 - FORM N-Q DISCLOSURE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-331-2979.

NOTE 8 - TAX NOTICE (Unaudited)

The percentage of dividend income distributed for the period ended September 30, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 98% for the Fund. For the period ended September 30, 2005, the Fund designated $29,483,606 as long-term capital gains dividends.

For the period ended September 30, 2005, the Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Foreign Income	Foreign Tax Paid
Austria	$74,916	$11,237
Belgium	74,302	11,145
Bermuda	148,533	—
Brazil	448,527	105,197
Canada	33,531	5,030
France	710,522	106,118
Germany	1,973,316	295,997
Italy	641,933	96,290
Japan	1,660,653	116,246
Mexico	259,669	—
Netherlands	1,697,503	221,228
New Zealand	689,010	103,351
Portugal	282,440	35,305
Russia	99,343	8,638
Singapore	862,363	143,513
South Korea	826,042	140,334
Spain	825,749	98,077
Switzerland	1,067,789	135,260
United Kingdom	3,240,459	156,086
Venezuela	478,346	—
	$16,094,945	$1,789,053

Brandes Institutional International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Brandes Investment Trust and
Shareholders of
Brandes Institutional International Equity Fund

We have audited the accompanying statement of assets and liabilities of the Brandes Institutional International Equity Fund, a series of Brandes Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2005, and the related statements of operations for the period then ended and the year ended October 31, 2004, the statements of changes in net assets and the financial highlights for the period ended September 30, 2005 and for each of the two years in the period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2002 have been audited by other auditors, whose report dated December 13, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brandes Institutional International Equity Fund, as of September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 14, 2005

Brandes Institutional International Equity Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Year of Birth	Position Held	Date Elected*	Principal Occupation During Past 5 Years	Other Directorships Held by Trustee

Independent Trustees**

DeWitt F. Bowman, C.F.A. 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1930)	Trustee	February 1995
Principal, Pension Investment Consulting, since 1994. Interim Treasurer and Vice President for Investments—University of California from 2000 to 2001. Formerly Chief Investment Officer of the California Public Employees Retirement System (1989 to 1994).
RREEF America REIT3, Inc.; Wilshire Funds, Inc.; Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; Sycuan Funds RREEF America REIT 1, Inc.

Gordon Clifford Broadhead 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1924)	Trustee	December 1994	Retired.	None

W. Daniel Larsen 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1927)	Trustee	December 1994	Retired. Formerly General Contractor (1951-1996).	None

J. Michael Gaffney 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1941)	Trustee	June 2004	Independent Consultant, CDC IXIS AMNA, North America, since 2004. President and CEO, Back Bay Advisors from 1998 to 2001.	None

Brandes Institutional International Equity Fund

Name, Address and Year of Birth	Position Held	Date Elected*	Principal Occupation During Past 5 Years	Other Directorships Held by Trustee

Independent Trustees**, continued

Karin B. Bonding 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1939)	Trustee	July 2005	Teacher and Lecturer, University of Virginia since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor, since 1996.	Director of 15 closed end mutual funds in the CSFB family of funds.

“Interested” Trustees*** and Officers

Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1956)	Trustee and President	June 2000	Director, Mutual Fund Services of the Advisor. Formerly Chief Operating Officer for North American Trust Company; Senior Vice President and Managing Director for Bank of America Funds Management.	Brandes Investment Funds PLC

Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1970)	Secretary	June 2003	Counsel of the Advisor; Formerly Associate Counsel of U.S. Global Investors, Inc. and attorney for Franklin Templeton Investments.	N/A

Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1956)	Treasurer	September 1997	Finance Director of the Advisor. Formerly Chief Administrative Officer, National Mutual Funds Management and Chief Operating Officer, Axe-Houghton Management.	N/A

Adelaide Pund 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1967)	Chief Compliance Officer	September 2004	Compliance Manager of the Advisor.	N/A

*      Trustees and officers of the Fund serve until their resignation, removal or retirement.
**    Not “Interested persons” of the Trust as defined in the 1940 Act.
***  “Interested persons” of the Trust as defined in the 1940 Act.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. DeWitt Bowman, a member of Registrant’s Audit Committee, is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2005	FYE 10/31/2004
Audit Fees	19,000	$18,500
Audit-Related Fees	None	None
Tax Fees	3,000	$2,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2005	FYE 10/31/2004
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 7, 2005.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust

By (Signature and Title) /s/ Debra McGinty Poteet
Debra McGinty-Poteet, President

Date   December 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Debra McGinty Poteet
Debra McGinty-Poteet, President

Date   December 9, 2005

By (Signature and Title)* /s/ Gary Iwamura
Gary Iwamura, Treasurer

Date   December 9, 2005

* Print the name and title of each signing officer under his or her signature.